Cash and Cash Equivalents and Investment Securities - Summary of Cash and Cash Equivalents and Investments in Short-Term Debt Securities (Detail) - USD ($) $ in Millions	Jun. 30, 2024	Dec. 31, 2023	Jun. 30, 2023	Dec. 31, 2022
Disclosure of detailed information about borrowings [abstract]
Short-term bank deposits	$ 2,756	$ 4,201
Cash and bank accounts	4,636	6,131
Cash and cash equivalents	7,392	10,332
Bank overdrafts	(17)	(17)
Total	$ 7,375	$ 10,314	$ 6,794	$ 9,890